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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                 DATE OF REPORT:
                                  June 6, 2006
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



       0-21878                                           04-3081657
(Commission File Number)                    (I.R.S. Employer Identification No.)


           5200 WEST CENTURY BOULEVARD, LOS ANGELES, CALIFORNIA 90045
                    (Address of principal executive offices)
                                   (Zip code)


                                 (310) 417-4660
              (Registrant's telephone number, including area code)





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ITEM 8.01 -- OTHER EVENTS

On June 6, 2006, the Registrant sent a letter to Everest Special Situations Fund L.P. responding to Everest's letter dated May 11, 2006, which was filed as an exhibit to its Schedule 13D dated the same date. The Registrant's letter is filed as Exhibit 99.1 to this Report on Form 8-K.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1: Letter dated June 6, 2006, to Everest Special Situations Fund L.P.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: June 7, 2006                       SIMON WORLDWIDE, INC.


                                         /s/ Terrence J. Wallock
                                         ----------------------------
                                         Terrence J. Wallock
                                         Assistant Secretary and General Counsel
                                         (duly authorized signatory)




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